EXHIBIT 23.2
                        CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference in this Registration Statement of Telephone and Data Systems, Inc. on Form S-4 of our report which includes explanatory paragraphs relating to contingencies, dated February 4, 1994, on our audits of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1993 and 1992 and for each of the three years in the period ended December 31, 1993, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1993; such financial statements were not included separately in such Form 10-K. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our report on our audits of the Los Angeles SMSA Limited Partnership financial statements referred to above.

                                                          COOPERS & LYBRAND

    Newport Beach, California
    April 25, 1994




                        CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference in this Registration Statement of Telephone and Data Systems, Inc. on Form S-4 of our reports dated February 11, 1994, February 11, 1993 and February 10, 1992 on our audits of the financial statements of the Nashville/Clarksville MSA Limited Partnership as of December 31, 1993, 1992 and 1991, and for the years ended December 31, 1993, 1992 and 1991, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1993; such financial statements were not included separately in such Form 10-K. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our reports on our audits of the Nashville/Clarksville MSA Limited Partnership financial statements referred to above.

                                                          COOPERS & LYBRAND
    Atlanta, Georgia
    April 25, 1994

                        CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference in this Registration Statement of Telephone and Data Systems, Inc. on Form S-4 of our reports dated February 11, 1994, February 11, 1993 and February 10, 1992, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1993, 1992 and 1991 and for the years ended December 31, 1993, 1992, and 1991, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1993; such financial statements were not included separately in such Form 10-K. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our reports on our audits of the Baton Rouge MSA Limited Partnership financial statements referred to above.

                                                          COOPERS & LYBRAND
    Atlanta, Georgia
    April 25, 1994
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